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		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 11, 2004
						 -----------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				      OHIO
	 (State or other jurisdiction of incorporation or organization)

				   31-0783294
		      (I.R.S. Employer Identification No.)

			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				     45014
				  (Zip Code)

				(513) 603-2400
			 (Registrant's telephone number)

				 Not Applicable
	  (Former name or former address, if changed since last report)






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ITEM 5. Other Events
------

On February 11, 2004, Ohio Casualty Corporation (the "Company") issued a press release announcing the results of a company-wide process re-engineering initiative. The press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 7. Financial Statements and Exhibits
------

(c)  Exhibits

       99.1 Press release dated February 11, 2004 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.

       99.2 Press release dated February 11, 2004 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.

       99.3 Supplemental Financial Information issued by Ohio Casualty Corporation on February 11, 2004 and posted on its website at www.ocas.com.


ITEM 12. Results of Operations and Financial Condition
-------

On February 11, 2004, Ohio Casualty Corporation issued a press release announcing its fourth quarter 2003 earnings which was posted on its website at www.ocas.com. A copy of the press release is attached hereto as Exhibit
99.2 and hereby incorporated by reference.

On February 11, 2004, Ohio Casualty Corporation issued certain Supplemental Financial Information with respect to its fourth quarter 2003 earnings which was posted on its website at www.ocas.com. A copy of the supplemental financial information is attached hereto as Exhibit 99.3 and hereby incorporated by reference.


Exhibit Index
-------------

99.1 Press release dated February 11, 2004 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.

99.2 Press release dated February 11, 2004 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.

99.3 Supplemental Financial Information issued by Ohio Casualty Corporation on February 11 2004 and posted on its website at www.ocas.com.



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				    SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






						OHIO CASUALTY CORPORATION
						-------------------------
							(Registrant)








February 11, 2004                               /s/Debra K. Crane
						--------------------------
						Debra K. Crane, Senior Vice
						President, General Counsel
						and Secretary





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